UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1

to

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2010

A Super Deal.com, Inc.
(Exact name of Registrant as specified in its charter)

            Florida                            000-51419                         20-1449410
(State or other jurisdiction         (Commission                          (IRS Employer
of incorporation)                         File No.)                         Identification No.)

601 Seafarer Circle Suite 402
Jupiter, FL 33477
561-249-1354

(Address and Telephone Number of Principal Executive Offices)

n/a

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is being filed to provide clarification of certain information in the Form 8-K filed on August 11, 2010.
SEC Comment No.	SEC Comments Dated August 12, 2010	A Super Deal.com - Explanations
1	Please revise to provide all of the disclosures required by Item 304(a)(l)(i) through (iii) of Regulation S-K with respect to your change in accountants.

To address Item 304(a)(1)(i) we are disclosing that Wieseneck, Andres & Company, P.A. ("Wieseneck Andres") was unable to stand for reappointment because of violations of PCAOB rules and standards in connection with audits of financial statements.  To address Item 304(a)(1)(ii) we are stating that the audit reports of Wieseneck, Andres on the financial statements of the Company as of and for the years ended May 31, 2007 and 2006 and for the interim period ended February 28, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

2	Please revise to also disclose that the PCAOB revoked the registration of Wieseneck, Andres & Company, P.A. ("Wieseneck Andres") on April 22, 2008 because of violations of PCAOB rules and standards in connection with audits of financial statements.	Item 4.01 has been amended to state that the registration of Wieseneck Andres has been revoked.
3	Please obtain an Exhibit 16 letter from Wieseneck Andres and file this letter with your amended Form 8-K. To the extent you are unable to obtain such letter at the time you file your amended Form &_K, please disclose this fact in the filing	Item 4.01 has been amended to state that the Company has not been able to obtain an Exhibit 16 letter at this time.
4	We note that you have engaged D. Brooks and Associates CPA's, P.A. to audit the Company's consolidated financial statements for the fiscal years ended May 31, 2008, 2009, and 2010. Be advised that as Wieseneck Andres is no longer registered with the PCAOB, you may not include its audited reports in your filings with the Commission. If Wieseneck Andres audited a year that you are required to include in your filings with the Commission, you should have a firm that is registered with the PCAOB re-audit that year. Please advise us as to how you intend to address any re-audit requirements.	A Super Deal.com, Inc. authorized the appointment of the firm D. Brooks and Associates CPA's, P.A. ("Brooks") to serve as the Registrant's independent registered public accounting firm to audit the Registrant's consolidated financial statements for the Registrant's fiscal years ended May 31, 2007, 2008 2009 and 2010 and to issue a report on the Registrant's financial statements for such fiscal years. Brooks is engaged to re-audit the May 31, 2007 financial statements, if necessary.
5	Please tell us your progress to-date on filing your delinquent annual and quarterly Exchange Act reports, and the date you plan to-file each report. To this-point, we note that you are delinquent with all such Exchange Act reports since May 31, 2008.	The Company's new registered public accounting firm, D. Brooks and Associates, CPA's is currently working on preparing an opinion for the financial statements for the years ending May 31, 2008, 2009 and 2010 an performing a re-audit of the 2007 financials, if necessary

ITEM 4.01 Changes in Registrant's Certifying Accountant.

(a) Since the inception of A Super Deal, Inc. (the "Company") on March 1, 2004 the firm of Wieseneck, Andres & Company, P.A., North Palm Beach, Florida ("Wieseneck Andres") served as the Company's independent public accounting firm.  On April 22, 2008 Wieseneck Andres entered into a settlement agreement with the Public Company Accounting Oversight Board ("PCAOB") whereby Mr. Thomas B. Andres and the firm Wieseneck, Andres & Company, PA could not be affiliated with any PCAOB firm for a period of two (2) years. The PCAOB revoked the registration of Wieseneck, Andres & Company, P.A. ("Wieseneck Andres") on April 22, 2008 because of violations of PCAOB rules and standards in connection with audits of financial statements.  This settlement was reported in PCAOB Release No. 105-2008-001 and can be viewed at

http://pcaobus.org/Enforcement/Decisions/Documents/04-22_Wieseneck.pdf

In connection with the audits of the Company's consolidated financial statements for the fiscal years ended May 31, 2007 and 2006 and through the interim periods through February 29, 2008, there were (i) no disagreements between the Company and Wieseneck Andres on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Wieseneck Andres, would have caused Wieseneck Andres to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such year or for any reporting period since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Wieseneck Andres on the financial statements of the Company as of and for the years ended May 31, 2007 and 2006 and for the interm period ended February 28, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

As of this date, Wieseneck Andres is no longer registered with the PCAOB, and the Company may not include audited reports issued by Wieseneck Andres in its filings with the Commission.  Since the year ended May 31, 2008 Form 10-K needs to include audited financials as of May 31, 2007 the Company has recently appointed a PCAOB registered firm to re-audit the May 31, 2007 financial statements if necessary.  The Company has not been able to obtain an Exhibit 16 letter to attach to this form 8-K at this time.

(b) Engagement of D. Brooks and Associates CPA's, P.A.  On August 5, 2010, the audit committee of the Company's Board of Directors authorized the appointment of the firm D. Brooks and Associates CPA's, P.A. ("Brooks") to serve as the Registrant's independent registered public accounting firm to audit the Registrant's consolidated financial statements for the Registrant's fiscal years ended May 31, 2007, 2008 2009 and 2010 and to issue a report on the Registrant's financial statements for such fiscal years. The decision to engage Brooks was approved by the Registrant's Board of Directors.

During the past two fiscal years, the Registrant did not consult Brooks with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

A Super Deal.com, Inc.
(Registrant)

                                           Date: August 24, 2010

                                          /s/ Richard C. Turner
                                          Richard C. Turner
                                          Treasurer and Chief Financial Officer
                                          A Super Deal.com, Inc.